FOURTH AMENDMENT TO GUARANTY OF PAYMENT OF DEBT
                 -----------------------------------------------

                  THIS FOURTH AMENDMENT TO GUARANTY OF PAYMENT
      OF DEBT is made and entered into as of the lst day of January, 1997 by and among FOREST CITY ENTERPRISES, INC., an Ohio corporation ("Parent"), NATIONAL CITY BANK, THE HUNTINGTON NATIONAL BANK, COMERICA BANK, FIRST
      NATIONAL BANK OF OHIO, AND KEYBANK NATIONAL ASSOCIATION, f/k/a/ SOCIETY NATIONAL BANK (collectively the "Banks" and individually a "Bank"), and KEYBANK NATIONAL ASSOCIATION f/k/a/ SOCIETY NATIONAL BANK, as Agent for the Banks (the "Agent").

                              W I T N E S S E T H:

                  WHEREAS, Forest City Rental Properties Corporation ("Borrower"), the Banks, and the Agent entered into a certain Credit Agreement dated as of July 25, 1994 (the "Credit Agreement");

                  WHEREAS, the Banks required, as a condition to entering into the Credit Agreement, that Parent execute and deliver to the Agent and the Banks a certain Guaranty of Payment of Debt dated July 25, 1994 (the "Guaranty") and Parent agreed to and did execute and deliver the Guaranty to the Agent and the Banks;

                  WHEREAS, Borrower, the Banks and the Agent entered into First, Second and Third Amendments to Credit Agreement dated as of September 12, 1995, April 4, 1996, and December 18, 1996, respectively, amending the Credit Agreement as therein provided and Borrower, Parent, the Banks and the Agent entered into First, Second and Third Amendments to Guaranty of Payment of Debt dated as of September 12, 1995, April 4, 1996, and December 18, 1996, respectively, a letter agreement, dated as of May 22, 1997, and each amending the Guaranty of Payment of Debt as therein provided (as so amended, the "Guaranty"); and

                  WHEREAS, Borrower, Parent, the Banks, and the Agent desire to make certain additional amendments to the Guaranty;

                  NOW, THEREFORE, it is mutually agreed as follows:

                  1.  AMENDMENTS.

                    (a) Section 7 is amended by adding the following paragraph at the end of such Section:

                    Guarantor further represents and warrants that Guarantor has provided to the Bank three copies of all promissory notes or other writings evidencing any Trading Loans outstanding on the date hereof and that Guarantor has no other intercompany indebtedness for borrowed money or funded indebtedness outstanding from any subsidiary.

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                    (b)  Section  9.10(d)  is  amended  by  replacing  the words
           "clause (f) of Section 9.13 hereof" with "clause (f) of Section 9.12 hereof" and by replacing the words "One Million Five Hundred Thousand Dollars ($1,500,000)" with the words "Four Million Five Hundred Thousand Dollars ($4,500,000)".

                    (c) Section 9.10 is amended further by deleting the word "or" at the end of clause (e) thereof, by replacing the period at the end of clause (f) thereof with a comma and adding the following new clause (g) thereto:

                        (g) any loans that are now or hereafter outstanding from
                    Forest City Trading Group, Inc. (but not from any other lender, whether or not such lender is a Subsidiary of Guarantor) to Guarantor, provided that each of the following conditions is satisfied as to any and all such loans (individually, a "Trading Loan" and, collectively, the "Trading Loans") :

                        (i) the  aggregate of all  the  Trading  Loans  may  not
                    exceed Ten Million Dollars ($10,000,000);

                        (ii) no interest shall accrue or be payable with respect
                    to any Trading Loan;

                        (iii) there  shall be no  scheduled  principal  payments
                    prior to the maturity date of any Trading Loan, as any such Revolving Note or Term Note may be extended from time to time; no principal payments shall be made on any Trading Loan at any time that an Event of Default or Possible Default exists under the Guaranty or the Agreement, or at any time that the Agent has determined, in its sole discretion, that there has been a material adverse change in the financial condition of the Guarantor; and the Trading Loans, either individually or in the aggregate, shall not be revolving loans and, if any principal payments are made on any Trading Loan, the Ten Million Dollar ($10,000,000) maximum amount of permissible Trading Loans set forth above shall automatically and irrevocably decline by like amount upon such payment;

                        (iv) each Trading Loan shall be expressly subordinate in
                    right of payment to the prior payment in full of the indebtedness under the Guaranty or the Agreement, whether arising due to a Term Loan, a Revolving Loan or otherwise;

                        (v) an event of default as to any Trading  Loan(s)  will
                    automatically constitute an Event of Default under the Agreement, the Term Notes, the Revolving Notes and the Guaranty; and

                        (vi) each  Trading  Loan shall be evidenced by a written
                    promissory note, including the terms set forth above in clauses (i)- (v) and otherwise in form and substance approved in advance by the Agent, executed on behalf of Guarantor and Forest City Trading Group, Inc. and, in the case of any Trading Loan(s) on or after the date hereof, executed by such parties not later than the date of the first disbursement of such Trading Loan, a copy of which note shall be provided to the Agent within ten (10) days after execution.

                2. DEFINITIONS. Terms used in this Fourth Amendment to Guaranty of Payment of Debt that are defined in the Guaranty or the Credit Agreement shall have the respective meanings ascribed to them in the Guaranty or the Credit Agreement, as the case may be.

                3.   REPRESENTATIONS  AND  WARRANTIES.   Parent  represents  and
      warrants to the Agent and each of the banks that all of the representations and warranties of the Parent set forth in Section 7 of the Guaranty are true and correct on and as of the date hereof and that no Event of Default or Possible Default exists on such date.

                4. NO WAIVER. The acceptance, execution and/or delivery of the Fourth Amendment to Guaranty of Payment of Debt by the Agent and the Banks shall not constitute a waiver or release of any obligation or liability of the Parent under the Guaranty as in effect prior to the effectiveness of this Fourth Amendment to Guaranty of Payment of Debt or as amended hereby or waive or release any Event of Default or Possible Default existing at any time.

                5. CONDITIONS TO EFFECTIVENESS. The amendments to the Guaranty herein provided for shall become effective upon receipt by the Agent and the Banks of such opinions of counsel to the Borrower and the Parent, certified copies of resolutions of the boards of directors of the Borrower and the Parent, and such other documents as shall be required by the Agent, the Banks, or their respective counsel to evidence and confirm the due authorization, execution, and delivery of this Fourth Amendment to Guaranty of Payment of Debt.

                6. CONFIRMATION OF GUARANTY. The Parent hereby confirms that the Guaranty is in full force and effect on the date hereof, and that, upon the amendment herein provided becoming effective, the Guaranty will continue in full force and effect in accordance with its terms, as hereby amended.

                IN WITNESS WHEREOF, the parties hereto, each by an officer thereunto duly authorized, have caused this Fourth Amendment to Guaranty of Payment of Debt to be executed and delivered as of the date first above written.

      FOREST CITY ENTERPRISES, INC.          THE HUNTINGTON NATIONAL BANK

      By: ________________________           By:__________________________
              Thomas G. Smith                          James R. Logan

      Title:  Senior Vice President,         Title:  Senior Vice President
              Chief Financial Officer, and
              Secretary


      NATIONAL CITY BANK                     COMERICA BANK

      By:_________________________           By:___________________________
             Anthony J. DiMare                       David J. Campbell

      Title:  Senior Vice President          Title:  Vice President



      FIRST NATIONAL BANK OF OHIO            KEYBANK NATIONAL ASSOCIATION
                                             Individually and as Agent

      By:_________________________           By:__________________________
            John F. Neumann                          Michael D. Mitro

      Title:  Vice President                 Title:  Vice President